October 31, 2011

GENERAL MONEY MARKET FUNDS

Supplement to Combined Prospectus

dated April 1, 2011

            The following information replaces all contrary information contained in the section of the Funds’ Combined Prospectus entitled “Shareholder Guide:”

Each fund’s NAV is calculated at the following time on days the New York Stock Exchange, or the transfer agent, as to General Money Market Fund and General Government Securities Money Market Fund only, is open for regular business:

General Money Market Fund                                                             5:00 p.m.

General Government Securities Money Market Fund                        5:00 p.m.

General Treasury Prime Money Market Fund                                    3:00 p.m.

General Municipal Money Market Fund                                            3:00 p.m.

General New York Municipal Money Market Fund                          3:00 p.m.

General California Municipal Money Market Fund                           3:00 p.m.

All times are Eastern Standard time.

Investors should disregard any other reference to NAV calculation times disclosed in the Prospectus under the sub-sections “How to Buy Shares” and “How to Sell Shares” other than those NAV Calculation times listed above.

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